EXHIBIT 3.149
Secretary of State
Division of Business Services
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, Tennessee 37243
ISSUANCE DATE: 07/02/2007
REQUEST NUMBER: 07183568
CHARTER/QUALIFICATION DATE: 04/14/1993
STATUS: ACTIVE
CORPORATE EXPIRATION DATE: PERPETUAL
CONTROL NUMBER: 0264618
JURISDICTION: TENNESSEE
TO:
CFS
8161 HWY 100
NASHVILLE, TN 37221
REQUESTED BY:
CFS
8161 HWY 100
NASHVILLE, TN 37221
I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT “HOSPITAL OF MORRISTOWN, INC.” WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATE(S) AS BELOW INDICATED:

REFERENCE	DATE FILED	FILING TYPE	FILING ACTION
NUMBER			NAM DUR STK PRN OFC AGT INC MAL FYC
2681-0334	04/14/1993	CHART-PROFIT
2699-2567	06/07/1993	ASSUMED-ADD
2894-1498	09/23/1994	AGENT/OFFICE		X	X
3044-1163	08/21/1995	ASSUMED-ADD
3064-0812Q	10/05/1995	AGENT/OFFICE		X
3904-0013	05/08/2000	OFFICE CHANGE		X
4956-0538	11/06/2003	AGENT/OFFICE		X	X
5239-1692	09/20/2004	AGENT/OFFICE		X	X
5418-3367	04/04/2005	AN RPT	X
5513-0927	07/21/2005	ASSUMED-ADD
5513-0928	07/21/2005	ASSUMED-ADD
5513-0929	07/21/2005	ASSUMED-ADD
5734-0876	03/27/2006	AN RPT	X			X
6012-0380	03/30/2007	AN RPT	X			X
FOR: REQUEST FOR COPIES

FROM:
CAPITAL FILING SERVICE (CFS)
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221-0000
ON DATE:     07/02/07
FEES
RECEIVED:   $280.00 $0.00
TOTAL PAYMENT RECEIVED: $280.00
RECEIPT NUMBER: 00004231100
ACCOUNT NUMBER: 00101230
/s/ Riley C. Darnell
Name: Riley C. Darnell
Secretary of State

CHARTER
OF
HOSPITAL OF MORRISTOWN, INC.
The undersigned, having capacity to contract and acting as the Incorporator for the above listed corporation under the Tennessee Business Corporation Act, adopts the following charter for such corporation:
I. The name of the corporation is Hospital of Morristown, Inc.
2. (a) The complete address of the corporation’s initial registered office in Tennessee is 530 Gay Street, Knox County, Knoxville, Tennessee 37902.
(b) The name of the initial registered agent, to be located at the address listed in 2(a) is C T Corporation System.
3. The name and complete address of the incorporator is Sara Martin-Michels, 414 Union Street, Suite 1200, Davidson County, Nashville, Tennessee 37219-1777.
4. The complete address of the corporation’s principal office is 726 McFarland Street, Hamblen County, Morristown, Tennessee 37814.
5. The corporation is for profit.
6. The number of shares that the corporation is authorized to issue is Thousand (1,000) shares of $.01 par value common stock which shall have unlimited voting rights and the right to receive the net assets of the corporation upon dissolution of the corporation.
7. The business and affairs of the corporation shall be managed by a Board of Directors. The number of directors and their term shall be specified in the Bylaws of the corporation.
8. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 48-18-304 of the Tennessee Business Corporation Act (the “Tennessee Code’) or (iv) for any transaction from which the director derives an improper personal benefit. If the Tennessee Code is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the usability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Code, as so amended.
Any repeal modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation at the time of repeal or modification.
9. Indemnification:
A. Rights to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil,

criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, or is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Tennessee as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Tennessee Code requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.
B. Right of Indemnitee to Bring Suit. if a claim under paragraph (A) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable. period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporative to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not a suit brought by the indemnitee to enforce a right to an advancement of expenses) shall be a defense that, and (u) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Tennessee Code. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee has met the applicable standard of conduct forth in the Tennessee Code, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, or in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.
C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under this Charter or any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Tennessee Code.
E. Indemnity of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article or as otherwise permitted under the Tennessee Code with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
Dated this 13th day of April, 1993.
/s/ Sara Martin-Michels
Name: Sara Martin-Michels Incorporator

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
Pursuant to the provisions of on 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Hospital of Morristown, Inc.
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name
4. The corporation is for profit.
[NOTE: Please strike the sentence which does not apply to this corporation.)
5. The assumed corporate name the corporation proposes to use is Lakeway Regional Hospital
(NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.)
Signature Date
May 28, 1993
Name of Corporation
Hospital of Morristown, Inc.
/s/ Linda K. Parsons
Name: Linda K. Parsons, Secretary

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is:
HOSPITAL OF MORRISTOWN, INC.
2. The street address of its current registered office is:
530 Gay Street, Knoxville, TN 37902
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the country in which the office is located is:
306 Gay Street, Suite 200
Nashville, TN 37201
4. The name of the current registered agent is:
CT Corporation System
5. If the current registered agent is to be changed, the name of the new registered agent is:
Corporation Service Company
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date
September, 19, 1994
Name of Corporation
HOSPITAL OF MORRISTOWN, INC.
/s/ Sara Martin-Michels
Name: Sara Martin-Michels, Assistant Secretary

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is:
HOSPITAL OF MORRISTOWN, INC.
2. The street address of its current registered office is:
530 Gay Street, Knoxville, TN 37902
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the country in which the office is located is:
306 Gay Street, Suite 200
Nashville, TN 37201
4. The name of the current registered agent is:
CT Corporation System
5. If the current registered agent is to be changed, the name of the new registered agent is:
Corporation Service Company
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date
September, 19, 1994
Name of Corporation
HOSPITAL OF MORRISTOWN, INC.
/s/ Sara Martin-Michels
Name: Sara Martin-Michels, Assistant Secretary

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Hospital of Morristown, Inc.
2. The state of incorporation is Tennessee.
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The corporation is for profit.
5. The assumed corporate minx the corporation proposes to use is:
Morristown Professional Building
HOSPITAL OF MORRISTOWN, INC.
/s/ Sara Martin-Michels
Name: Sara Martin-Michels, Assistant Secretary

CHANGE OF REGISTERED OFFICE (BY AGENT)
Pursuant to the provisions of Section 48-15-102 or 28-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned agent hereby submits this application:
1. The names of the corporations
Domestic Corporations

0265119	1. COMMUNITY HEALTH PLAN, INC. OF TENNESSEE
2. ABTRE, INC. 0297059
0001478	3. APPALACHIAN NATIONAL CORPORATION
4. APPALACHIAN NATIONAL AGENCY, INC. 0081475
0156030	5. BLANTON/HARRELL, INC.
6. BLANTON/HARRELL TOUR MANAGEMENT, INC.0156033
0297890	7. CAPITOL COMMUNICATIONS COOPERATIVE LIMITED
8. CENTURY FINANCE COMPANY OF TENNESSEE 0005597
0297835	9. CROCKETT GAS CORPORATION
10. DEB OF TENNESSEE, INC. 0164778
* 11. DR-SUB, INC.
0221719	12. EAST TENNESSEE HEALTH SYSTEMS. INC.
13. FLOYD GARRETT’S MUSCLE CARS, INC. 0261695
0278107	14. GH-GREENEVILLE, INC.
15. HENDERSONVILLE INDUSTRIAL TOOL CO., INC 0105797
0243359	16. HILLSIDE HOSPITAL, INC.
17. HILLSIDE MEDICAL CLINIC, INC. 0276831
0300140	18. HOME MEDICAL SUPPLY, INC.
*19. HOSPITAL CORPORATION OF WHITE COUNTY
0264618	20. HOSPITAL OF MORRISTOWN, INC.
2. The street address of its current registered office is 306 Gay Street, Suite 200, Nashville, TN 37201.
3. The name of ‘he current registered agent is Corporation Service Company.
4. The street address of the new registered office, the sip code of such office, and the county in which the office is located is 500 Tallan Bldg., Two Union Square, Chattanooga, TN 37402-2571.
5. After the change, the street addresses of the registered office and the business office of the registered agent will be identical.
6. The corporation has been notified of the change of address for the registered office.
Signature Date
September 22, 1995
Name of Corporation
Corporation Service Company

/s/ Bruce R. Winn
Name: Bruce R. Winn, Vice President

SECRETARY OF STATE
DIVISION OF BUSINESS SERVICES
James K. Polk Building, Suite 1800
Nashville, TN 37243-0306
MASS CHANGE OF REGISTERED OFFICE (BY AGENT)
Pursuant to the provisions of Sections 48-15-102 and 48-25-108 of the Tennessee Business Corporation Act, Sections 48-55-102 and 48-05- 108 of the Tennessee Nonprofit Corporation Act, Section 48-208-102 of the Tennessee Limited Liability Company Act, Sections 61-2-104 and 61-2-904 of the Tennessee Revised Uniform Limited Partnership Act, and Section 61-1-144 of the Tennessee “Uniform Limited Partnership Act, the undersigned registered agent hereby submits this application to change its business address and the registered office . addresses of the businesses noted below:
1. The names of the affected corporations, limited liability companies, limited partnerships and limited liability partnerships are identified in the attached list by their S.O.S. control numbers, which list is incorporated herein by reference.
2. The street address of Its current registered office is 500 Tallan Building — Two Union Square, Chattanooga, TN .7402-2571.
3. The name of the current registered agent is Corporation Service Company.
4. The street address (including county) of the new registered office is:
2908 Poston Avenue, Nashville, Tennessee 37203 (DAVIDSON)
5. After the change, the street addresses of the registered and the business office of the registered agent will be identical.
6. The corporations, limited liability companies limited partnerships and limited liability partnerships identified in the attached list have been notified of the change of address for the registered office.
Signature Date
May 1, 2000
Signature of Registered Agent
/s/ John H. Pelletier
Name: John H. Pelletier, Asst. VP

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)	For Office Use Only

State of Tennessee Department of State Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville. TN 37243
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is HOSPITAL OF MORRISTOWN, INC.
2. The street address of its current registered office is 2908 Poston Avenue, Nashville, TN 37203
3. If the current registered office is to be changed the street address of the new registered office, the zip code of such office, and the county in which the office is located is 1900 Church Street. Suite 400, Nashville, TN 37203
4. The name of the current registered agent is Corporation Service Company
5. If the current registered agent is to be changed, the name of the new registered agent is National Registered Agents, Inc.
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date
10-22-03
Name of Corporation
HOSPITAL OF MORRISTOWN, INC.

/s/ Kimberly A. Wright
Name: Kimberly A. Wright, Assistant Secretary

SS-4427 (Rev 6/00) RDA 1678

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)	For Office Use Only

State of Tennessee Department of State Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville. TN 37243
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is HOSPITAL OF MORRISTOWN, INC.
2. The street address of its current registered office is 1900 Church Street, Suite 400, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is c/o Lakeway Regional Hospital, 726 McFarland St., Morristown (Hamblen County), TN 37814
4. The name of the current registered agent is National Registered Agents, Inc.
5. If the current registered agent is to be changed, the name of the new registered agent is Priscilla Mills, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date
9-9-04
Name of Corporation
HOSPITAL OF MORRISTOWN, INC.
/s/ Robin J. Keck
Name: Robin J. Keck, Assistant Secretary
SS-4427 (Rev 6/00) RDA 1678

CORPORATION ANNUAL REPORT
Annual Report Flung Fee Due:
$20, It no changes are made 1n block q66 to the registered agent/office, or
$40, I1 any changes are made in block 115 to the registered agent/office
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Ave. N, 6th Floor
William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12 IF DIFFERENT : CORRECT MONTH IS
THIS REPORT IS DUE ON OR BEFORE: 04/01/05
(1) SECRETARY OF STATE CONTROL NUMBER: 0264618

(2A) NAME AND MAILING ADDRESS OF CORPORATION HOSPITAL OF MORRISTOWN, INC. SHERRY CONNELLY 155 FRANKLIN RD-S400 BRENTWOOD, TN 37027 D 04/14/1993 FOR PROFIT	(2B.) STATE OR COUNTRY OF INCORPORATION TENNESSEE (2C.) ADD OR CHANGE MAILING ADDRESS:
(3A) PRINCIPAL ADDRESS INCLUDING CITY STATE ZIP CODE
726 MCFARLAND ST.. MORRISTOWN. TN 37814
(B) CHANGE OF PRINCIPAL ADDRESS:
155 Franklin Road, Suite 400, Brentwood TN 37027
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS (ATTACH ADDITIONAL SHEET IF NECESSARY )
TITLE:
President, See Attached List
Secretary
NAME
BUSINESS ADDRESS
CITY STATE ZIP CODE + 4
(5) BOARD OF DIRECTORS (NAMES. BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY)
☐ SAME AS ABOVE ☐ NONE
TITLE:
President, See Attached List
Secretary
NAME
BUSINESS ADDRESS
CITY, STATE, ZIP CODE + 4

(6) A. NAME Of REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
PRISCILLA MILLS, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS c/o LAKEWAY REG HOS, 155 FRANKLIN RD, S400, MORRISTOWN, TN 37814
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE
(I). CHANGE OF REGISTERED AGENT:
(II). CHANGE OF REGISTERED OFFICE:
STREET, CITY, STATE, ZIP CODE+4
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED
IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION. PLEASE CHECK BOX IF BLANK
☐ RELIGIOUS

(8) SIGNATURE	(9) DATE
/s/ Robin J. Keck	3-15-05

(10) TYPE PRINT NAME OF SIGNER	(11) TITLE OF SIGNER:
/s/ Robin J. Keck	Asst. Secretary
THIS REPORT MUST BE DATED AND SIGNED

HOSPITAL OF MORRISTOWN, INC.
DIRECTORS
T. Mark Buford
Linda K. Parsons
OFFICERS
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP;Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual.& Resource Management
Terry H. Hendon — VP, Acquisitions & Dev.
Robert O. Horrar — VP, Business Development and Managed Care
Larry Carlton-VP, Revenue Management Sherry A. Connelly-Asst. Sec
Kimberly A. Wright -Asst. Sec
Robin J. Keck — Asst. Sec
Address for all officers and directors: 155 Franklin Road Suite 400, Brentwood, TN 37027

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME	For Office Use Only

State of Tennessee Department of State Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville. TN 37243
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is HOSPITAL OF MORRISTOWN, INC.
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Lakeway Regional Hospital
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 49-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date
July 8, 2005
Name of Corporation
HOSPITAL OF MORRISTOWN, INC.
/s/ Robin J. Keck
Name: Robin J. Keck, Assistant Secretary
SS-4402 (Rev 4/01) Filing Fee: $20 RDA 1720

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME	For Office Use Only

State of Tennessee Department of State Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville. TN 37243
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is HOSPITAL OF MORRISTOWN, INC.
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Lakeway Regional Women’s Imaging Center
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 49-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date
July 8, 2005
Name of Corporation
HOSPITAL OF MORRISTOWN, INC.
/s/ Robin J. Keck
Name: Robin J. Keck, Assistant Secretary
SS-4402 (Rev 4/01) Filing Fee: $20 RDA 1720

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME	For Office Use Only
State of Tennessee Department of State Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville. TN 37243
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is HOSPITAL OF MORRISTOWN, INC.
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Morristown Professional Building
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 49-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date
July 8, 2005
Name of Corporation
HOSPITAL OF MORRISTOWN, INC.
/s/ Robin J. Keck
Name: Robin J. Keck, Assistant Secretary
SS-4402 (Rev 4/01) Filing Fee: $20 RDA 1720

CORPORATION ANNUAL REPORT
Annual Report Flung Fee Due:
$20, It no changes are made 1n block q66 to the registered agent/office, or
$40, I1 any changes are made in block 115 to the registered agent/office
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Ave. N, 6th Floor
William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12 IF DIFFERENT : CORRECT MONTH IS
THIS REPORT IS DUE ON OR BEFORE: 04/01/06
(1) SECRETARY OF STATE CONTROL NUMBER: 0264618

(2A) NAME AND MAILING ADDRESS OF CORPORATION HOSPITAL OF MORRISTOWN, INC. SHERRY CONNELLY 155 FRANKLIN RD-S400 BRENTWOOD, TN 37027 D 04/14/1993 FOR PROFIT	(2B.) STATE OR COUNTRY OF INCORPORATION TENNESSEE (2C.) ADD OR CHANGE MAILING ADDRESS: 7100 Commerce Way Suite 100 Brentwood, TN 37027
(3A) PRINCIPAL ADDRESS INCLUDING CITY STATE ZIP CODE
726 MCFARLAND ST.. MORRISTOWN. TN 37814
(B) CHANGE OF PRINCIPAL ADDRESS:
7100 Commerce Way Suite 100, Brentwood, TN 37027
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS (ATTACH ADDITIONAL SHEET IF NECESSARY )
TITLE:
President, See Attached List
Secretary
NAME
BUSINESS ADDRESS
CITY STATE ZIP CODE + 4
(5) BOARD OF DIRECTORS (NAMES. BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY)
☐ SAME AS ABOVE ☐ NONE
TITLE:
President, See Attached List
Secretary
NAME
BUSINESS ADDRESS
CITY, STATE, ZIP CODE + 4

(6) A. NAME Of REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
PRISCILLA MILLS, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS
c/o LAKEWAY REG HOS, MORRISTOWN, TN 37814
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE
(I). CHANGE OF REGISTERED AGENT:
(II). CHANGE OF REGISTERED OFFICE:
726 McFarland St., Tennessee
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED
IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION. PLEASE CHECK BOX IF BLANK
☐ RELIGIOUS

(8) SIGNATURE	(9) DATE
/s/ Robin J. Keck	2-16-06

(10) TYPE PRINT NAME OF SIGNER	(11) TITLE OF SIGNER:
/s/ Robin J. Keck	Asst. Secretary
THIS REPORT MUST BE DATED AND SIGNED

HOSPITAL OF MORRISTOWN, INC.
DIRECTORS
T. Mark Buford
Linda K. Parsons
OFFICERS
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual.& Resource Management
Terry H. Hendon – VP, Acquisitions & Dev.
Robert 0. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette – VP, Materials Management
Kathie G. Thomas – VP, Home Health Services
Gerald A. Weissman – VP, Medical Staff Development
J. Gary Seay – VP and CIO
Sherry A. Mori-Asst. Sec
Robin J. Keck – Asst. Sec
ADDRESS FOR ALL OFFICERS AND DIRECTORS: 7100 COMMERCE WAY SUITE 100, BRENTWOOD, TN 37027

My file stamped copy
of this change
of agent, shows
this change of Reg.
Office — The wrong
street address generated
on form is state’s error.

CORPORATION ANNUAL REPORT
Annual Report Flung Fee Due:
$20, It no changes are made 1n block q66 to the registered agent/office, or
$40, I1 any changes are made in block 115 to the registered agent/office
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Ave. N, 6th Floor
William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12 IF DIFFERENT : CORRECT MONTH IS THIS REPORT IS DUE ON OR BEFORE: 04/01/07
(1) SECRETARY OF STATE CONTROL NUMBER: 0264618

(2A) NAME AND MAILING ADDRESS OF CORPORATION HOSPITAL OF MORRISTOWN, INC. SHERRY CONNELLY 155 FRANKLIN RD-S400 BRENTWOOD, TN 37027 D 04/14/1993 FOR PROFIT	(2B.) STATE OR COUNTRY OF INCORPORATION TENNESSEE (2C.) ADD OR CHANGE MAILING ADDRESS: 4000 Meridian Blvd Franklin, TN 37067
(3A) PRINCIPAL ADDRESS INCLUDING CITY STATE ZIP CODE
726 MCFARLAND ST.. MORRISTOWN. TN 37814
(B) CHANGE OF PRINCIPAL ADDRESS:
4000 Meridian Blvd., Franklin, TN 37067
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS (ATTACH ADDITIONAL SHEET IF NECESSARY )
TITLE:
President, See Attached List
Secretary
NAME
BUSINESS ADDRESS
CITY STATE ZIP CODE + 4
(5) BOARD OF DIRECTORS (NAMES. BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY)
☐ SAME AS ABOVE ☐ NONE
TITLE:
President, See Attached List
Secretary
NAME
BUSINESS ADDRESS
CITY, STATE, ZIP CODE + 4

(6) A. NAME Of REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
PRISCILLA MILLS, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS
c/o LAKEWAY REG HOS, 155 FRANKLIN RD, S400, MORRISTOWN, TN 37814
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE
(I). CHANGE OF REGISTERED AGENT:
(II). CHANGE OF REGISTERED OFFICE:
STREET, CITY, STATE, ZIP CODE+4
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT
CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED

IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION. PLEASE CHECK BOX IF BLANK
☐ RELIGIOUS

(8) SIGNATURE	(9) DATE
/s/ Robin J. Keck	3-2-07

(10) TYPE PRINT NAME OF SIGNER	(11) TITLE OF SIGNER:
/s/ Robin J. Keck	Asst. Secretary
THIS REPORT MUST BE DATED AND SIGNED

HOSPITAL OF MORRISTOWN, INC.
DIRECTORS:
T. Mark Buford
Linda K. Parsons
OFFICERS:
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
J. Gary Seay-VP & CIO
Gerald A. Weissman-VP, Medical Staff Development
Terry H. Hendon — VP, Acquisitions & Dev.
Robert 0. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette — VP, Materials Mgmt.
Kathie G. Thomas — VP, Home Health Services
Sherry A. Mori-Asst. Sec
Robin J. Keck — Asst. Sec
Address for all officers and directors: 4000 Meridian Blvd., Franklin, TN 37067